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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-34855, No. 33-91198 and No. 333-23351) and in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-34855) of our report dated February 2, 1999 on page F-2 of this Form 10-K/A. We also consent to the incorporation by reference of our report on the Financial Statement Schedule of this Form 10-K/A.

/s/ PRICEWATERHOUSECOOPERS LLP

Atlanta, Georgia
October 7, 1999